                                                                    EXHIBIT 23



                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-57404, 333-22017, 33-21374, 33-37791,
33-81780, and 33-81782) of Cambrex Corporation of our report dated June 24, 2003 relating to the financial statements and supplemental schedule of Cambrex Corporation Savings Plan, which appear in this Form 11-K.



Florham Park, New Jersey
June 30, 2003














                                       12